================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2003


                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)




             Delaware                     1-11008               33-0499007
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
          incorporation)                                    Identification No.)

             200 Carillon Parkway                     33716-2325
          St.  Petersburg,  Florida                   (Zip Code)
   (Address of principal executive offices)

                                 (727) 579-5000
              (Registrant's telephone number, including area code)




================================================================================

Item 4.        Changes in Registrant's Certifying Accountants

This Amendment No. 1 (this "Amendment") to the Current Report on Form 8-K of Catalina Marketing Corporation (the "Registrant"), which was filed with the Securities and Exchange Commission on August 26, 2003 (the "Form 8-K"), is being filed as a result of correspondence received by the Registrant from its former auditor Ernst & Young LLP ("E&Y") and correspondence sent by the Registrant to E&Y. The correspondence relates to the disclosure that was contained in the Form 8-K and the letter from E&Y that was attached as Exhibit 16.1 to the Form 8-K.


As part of the Form 8-K, the Registrant had identified five issues with respect to which E&Y had raised questions as to whether the accounting for such matters was in accordance with generally accepted accounting principles. The Registrant interpreted the five exceptions contained in Item 4 of the Form 8-K to mean that E&Y had identified five "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) and that no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) existed between the Registrant and E&Y. The Registrant has been subsequently informed by E&Y that E&Y believes that there was a "disagreement" between the Registrant and E&Y relating to one of the noted exceptions in the Registrant's Form 8-K (accounting for customer contracts with exclusivity provisions). E&Y informed the Registrant of this position in a letter dated September 2, 2003 from E&Y, a copy of which is included as Exhibit 16.2 to this Amendment.

The Registrant does not believe that a "disagreement" existed between the Registrant and E&Y with respect to accounting for customer contracts with exclusivity provisions and intended the disclosures made in the Form 8-K to reflect "reportable events" only. The Registrant does not believe that it took a position with respect to any of the issues outlined in the 8-K which could result in a "disagreement" between the Registrant and E&Y. The Registrant responded to E&Y on September 5, 2003 indicating that the disclosures contained in the Form 8-K filed on August 26, 2003 accurately reflected its position that a disagreement did not exist between the Registrant and E&Y. A copy of the letter delivered by the Registrant to E&Y is included as Exhibit 16.3 to this Amendment.

On September 9, 2003, E&Y responded to the Registrant's letter of September 5, 2003 with a letter clarifying E&Y's position that item (iii) of paragraph five of Item 4 was both a disagreement and a reportable event. A copy E&Y's letter of September 9, 2003 is included as Exhibit 16.4 to this Amendment.




Item 7.         Financial Statements and Exhibits

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
-----------------------------------------------------------------------------
16.2*           Letter from Ernst & Young LLP to the Registrant dated September
                2, 2003

16.3*           Letter from the Registrant to Ernst & Young LLP dated September
                5, 2003

16.4* Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 9, 2003

99.1*           Press Release dated September 15, 2003

* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Catalina Marketing Corporation


                                    By:     /s/ Christopher W. Wolf
                                            ------------------------------------
                                            Christopher W. Wolf
                                            Executive Vice President and Chief
                                            Financial Officer


Date:  September 15, 2003

                                Index to Exhibits
                                -----------------

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
--------------------------------------------------------------------------------
16.2*           Letter from Ernst & Young LLP to the Registrant dated September
                2, 2003

16.3*           Letter from the Registrant to Ernst & Young LLP dated September
                5, 2003

16.4* Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 9, 2003

99.1*           Press Release dated September 15, 2003

* filed herewith



                                       5